Exhibit 99.4

EXECUTION COPY

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER

AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION

AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF MAY 28,

2008 BY AND BETWEEN BAJA MARINE CORPORATION AND REGIONS BANK.

EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY

THE PROVISIONS OF THE SUBORDINATION AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) dated as of May 28, 2008 is between BAJA BY FOUNTAIN, INC., a North Carolina corporation (“Company”), and BAJA MARINE CORPORATION, a Delaware corporation (“Baja”).

W I T N E S S E T H:

WHEREAS, Company and Baja are parties to an Asset Purchase Agreement dated as of May 28, 2008 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”; capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Purchase Agreement);

WHEREAS, Company has issued a promissory note (as amended, restated, replaced or otherwise modified from time to time, the “Note”) to Baja in the original principal amount of $4,000,000;

WHEREAS, the obligations of Company under the Note are to be secured pursuant to this Agreement; and

WHEREAS, the rights of Baja under the Note and this Agreement are subordinated to the rights of other parties.

NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions. In addition to terms defined in this preamble and recitals hereto, (a) the term “including” means “including without limiting the generality of the foregoing” and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

Collateral means, with respect to Company, all property and rights of Company in which a security interest is granted pursuant to Section 2 hereof.

Default means an Event of Default (as defined in the Note).

Liabilities means all obligations of Company under or in connection with the Note.

Lien means any security interest, mortgage, lien, claim or other encumbrance, whether voluntary or involuntary.

Permitted Liens means (a) Liens in favor of holders of Senior Debt (as defined below) and Permitted Liens (as defined in the First Amended and Restated Loan Agreement, as modified from time to time, dated November 16, 2007 among Fountain Powerboats, Inc., Fountain Powerboat Industries, Inc., Fountain Dealers’ Factory Super Store, Inc., and Regions Bank); (b) Liens in favor of Baja; (c) Liens for taxes or other governmental charges not at the time delinquent or being contested in good faith by appropriate proceedings and, in each case, for which Company maintains adequate reserves; (d) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, landlords, mechanics, repairmen and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under the federal Employee Retirement Income Security Act)) for sums not overdue for a period of more than 30 days or being contested in good faith by appropriate proceedings and, in each case, for which Company maintains adequate reserves; (e) purchase money security interests on property securing debt incurred for the purpose of financing all or part of the cost of acquiring such property, provided that the aggregate principal amount of all such debt shall not at any time exceed $200,000; (f) leases, subleases, encroachments, subdivisions, easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Company and (g) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution in the ordinary course of business.

Senior Debt means any indebtedness or other obligation by any Loan Party (as defined in the Note) to any bank, investment bank, investment company, mutual fund, pension fund, private equity fund, venture capital fund or other institutional lender or investor, whether currently outstanding or incurred in the future.

UCC means the Uniform Commercial Code as in effect from time to time in the State of Illinois.

2. Grant of Security Interest. As security for the payment of all of its Liabilities, Company hereby grants to Baja a continuing security interest in all of Company’s right, title and interest in all of the following sold by Baja to Company pursuant to the Purchase Agreement:

(i)	all equipment, tooling and other tangible personal property relating to the Purchased Models sold by Baja to Company pursuant to the Purchase Agreement and listed in Schedule 2.1(a) of the Purchase Agreement (collectively, the “Equipment”);

(ii)	all Trademarks (and all good will associated with such trademarks) sold by Baja to Company pursuant to the Purchase Agreement as set forth on Schedule 2.1(b) of the Purchase Agreement;

(iii)	all Intellectual Property used or held for use exclusively relating to the Purchased Models and all Intellectual Property Rights covering such items, if any;

(iv)	all of Company’s rights, claims or causes of action against third parties sold by Baja to Company pursuant to the Purchase Agreement as relating primarily to any Purchased Asset or any Assumed Liability;

(v)	all sales, advertising and marketing materials of Company sold by Baja to Company pursuant to the Purchase Agreement as relating exclusively to the Purchased Models and all Intellectual Property Rights, if any, covering exclusively such items;

(vi)	copies of all drawings, imprints and blueprints, patterns, design software files, lamination schedules, build books and production process documentation sold by Baja to Company pursuant to the Purchase Agreement relating exclusively to the Purchased Models (“Manufacturing Documents”) and all Intellectual Property Rights, if any, covering exclusively such items; and

(vii)	all other property of the Company used exclusively in the production and marketing of the Purchased Models sold by Baja to Company pursuant to the Purchase Agreement, regardless of whether such property is identified in the Purchase Agreement; and

(viii)	except as disclosed in Schedule 2.1(g) of the Purchase Agreement, the URLs, domain names, website content, telephone and telephone facsimile numbers and other directory listings utilized by Company exclusively in the conduct of the Business sold by Baja to Company pursuant to the Purchase Agreement as and set forth on Schedule 2.1(g) of the Purchase Agreement and all Intellectual Property Rights, if any, covering such items;

together with Company’s right, title and interest in all books, records, writings, data bases, information and other property sold by Baja to Company pursuant to the Purchase Agreement that is used exclusively in connection with the Purchased Models, all claims and/or insurance proceeds arising out of any loss of or damage to, any of the foregoing, and all proceeds of sales outside the ordinary course of business of any of the foregoing.

Notwithstanding the foregoing, except as specifically stated below, (A) no security interest is granted in any assets other than assets transferred by Baja pursuant to the Purchase Agreement or proceeds of sales of such assets outside the ordinary course of business and (B) with respect to books, records and other documents, in the event of foreclosure of such assets, Company shall be permitted to make and retain copies; provided, however, that a security interest is also granted in any property of the Company of the same type or description as set forth in items (i) through (ix) inclusive above, and any other property of the Company that is used by Company exclusively in the production or marketing of any Purchased Model or Modified Purchased Model, except that no security interest is granted in (y) buildings, fixtures or real property or (z) cash, cash equivalents, securities, accounts receivables or other rights to receive payments or other financial assets, whether or not used exclusively in the production or marketing of any Purchased Model or Modified Purchase Model. The term “Modified Purchased Model” means any boat design that (i) is sold by Company exclusively under the Baja name and (ii) is between 19 and 40 feet in length and (iii) is substantially similar in design to the current “Outlaw” layout the “Performance” line layout or “Islander” layout.

Warranties. Company warrants that: (i) no financing statement (other than any which may have been filed in connection with Permitted Liens) covering any of the Collateral is on file in any public office; (ii) Company is and will be the lawful owner of all Collateral, free of all Liens (other than Permitted Liens), with full power and authority to execute this Agreement and perform Company’s obligations hereunder, and to subject the Collateral to the security interest hereunder; and (iii) all information heretofore or contemporaneously herewith furnished in writing by Company to Baja for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Company to Baja pursuant hereto or in connection herewith will be, when read together with all other information provided, true and accurate in all material respects on the date as of which such information is dated or certified, and none of such information , when read together with all other information provided, is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

3. Certificates, Schedules and Reports. Company will from time to time deliver to Baja such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by Company in full or partial payment of any of the Collateral, as Baja may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of Company and shall be in such form and detail as Baja may reasonably specify.

4. Agreements of Company. Company will (a) upon request of Baja, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by Baja) and do such other acts and things, all as Baja may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other Liens and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities (and Company hereby authorizes Baja (i) to file any financing statement without its signature, to the extent permitted by applicable law, describing as Collateral described in this Agreement, and/or (ii) to file a copy of this Agreement as a financing statement in any jurisdiction); (b) not change its state of organization or its name, identity or organizational structure such that any financing statement filed to perfect Baja’s security interests under this Agreement would become seriously misleading, unless Company shall have given Baja not less than ten (10) days’ prior notice of such change (provided that this Section 5(b) shall not be deemed to authorize any change or transaction prohibited under the Master Agreement); (c) furnish Baja such information concerning Company and the Collateral as Baja may from time to time reasonably request; (d) permit Baja and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect the Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Company pertaining to the Collateral, and will, upon request of Baja during the existence of a Default, deliver to Baja copies of all of such records and papers; provided, however, that Company may condition the foregoing on Baja’s compliance with reasonable requirements to protect the trade secrets and other confidential information of Company and third parties; (e) upon request of Baja, stamp on its records concerning the Collateral a notation, in form reasonably satisfactory to Baja, of the security interest of Baja hereunder; (f) not sell, lease or assign, or create or permit to exist any Lien (other than Permitted Liens) on any Collateral; (g) at all times keep all the Collateral insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, (h) take such actions as are reasonably necessary to keep the Equipment in good repair and condition and in good working order, ordinary wear and tear excepted; (i) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other goods; (j) upon request of Baja, (A) cause to be noted on the applicable certificate, in the event any of the Equipment is covered by a certificate of title, the security interest of Baja in the Equipment covered thereby and (B) deliver all such certificates to Baja or its designees; (k) take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; and (l) keep all of the Collateral in the United States, except to the extent that operations in the ordinary course of business require use of the Collateral outside the United States. Notwithstanding the foregoing, Company shall not be required to take any action which is not commercially reasonable considering all relevant circumstance, including, without limitation, the value and usefulness of the assets and the resources of Company.

All expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by Company. Whenever a Default exists, Baja shall have the right to bring suit to enforce any or all of the Trademarks or licenses thereunder, in which event Company shall at the request of Baja do any and all lawful acts and execute any and all proper documents reasonably required by Baja in aid of such enforcement and Company shall promptly, upon demand, reimburse and indemnify Baja for all reasonable costs and expenses incurred by Baja in the exercise of its rights under this Section 5, except to the extent any of the foregoing are determined in a final judgment by a court of competent jurisdiction to have resulted from the negligence or willful misconduct of Baja.

5. Default. (a) A default (“Default”) shall not be deemed to exist by reason of Company’s failure to comply with any provision of this Agreement, unless Company fails to cure such noncompliance within thirty (30) days after written notice from Baja of the specific noncompliance. Whenever a Default exists, Baja may exercise from time to time all rights and remedies available to it under the UCC, under any other applicable law and as set forth below in this Section 6.

(b) Company agrees, in case of Default, at Baja’s request, (i) to assemble, at its expense, all its Equipment at the facilities of Company or other location accessible to Baja, and (ii) to execute all such documents and do all such other commercially reasonable things which may be necessary or desirable in order to enable Baja or its nominee to be registered as owner of the Trademarks with any competent registration authority.

(c) Company agrees and acknowledges that (i) with respect to Collateral that is: (A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market, no prior notice of disposition need be given; and (ii) with respect to

Collateral not described in the immediately preceding clause (i), notification sent after default and thirty (30) days before any proposed disposition provides notice with a reasonable time before disposition.

(d) Company agrees and acknowledges that a commercially reasonable disposition of the Collateral may be by lease or license of, in addition to the sale of, such Collateral. Company further agrees and acknowledges that a disposition (i) made in the usual manner on any recognized market, (ii) at the price current in any recognized market at the time of disposition or (iii) in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition shall, in each case, be deemed commercially reasonable.

(e) All cash proceeds of any disposition by Baja of any Collateral shall be applied by Baja to the payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and thereafter to the payment of the Liabilities of Company in such order of application as Baja may from time to time elect, and any surplus will be paid to Company or as a court of competent jurisdiction shall direct.

6. General. (a) Baja shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Company requests in writing, but failure of Baja to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Baja to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Company, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

(b) All notices and requests hereunder shall be subject to the provisions of Section 11.4 of the Purchase Agreement.

(c) No delay on the part of Baja in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Baja of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

(d) This Agreement shall remain in full force and effect until all Liabilities have been paid in full or have otherwise been discharged or cease to exist, at which time Baja shall, upon request of Company, and at Company’s expense, (i) execute and deliver to Company such documents as Company shall reasonably request to evidence such termination and the release of the security interest granted hereby and (ii) authorize Company to file such releases as may be necessary to terminate of record Baja’s security interest in the Collateral. If at any time all or any part of any payment theretofore applied by Baja to any of the Liabilities is or must be rescinded or returned by Baja for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Company or any other Person), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Baja, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Baja had not been made.

(e) This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois (except to the extent that, pursuant to Illinois law, the perfection, the effect of perfection or nonperfection or the priority of any security interest granted hereunder may be determined in accordance with the laws of a different jurisdiction). Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(f) The rights and privileges of Baja hereunder shall inure to the benefit of its successors and assigns.

(g) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

(h) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT BAJA’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY LITIGATION REFERRED TO ABOVE. COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO BAJA AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(i) COMPANY AND BAJA HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

7. Subordination. The rights of Baja under the Note and this Agreement are subject to, and are subordinated to, the rights of the holders of Permitted Liens, including under the Subordination Agreement and all amendments, modifications and extensions thereto. Baja hereby agrees that at the request of any current or future holder of any Permitted Liens, Baja will execute and deliver a subordination and standstill agreement, provided the same is not more restrictive of the rights of Baja than the current Subordination Agreement. Baja hereby agrees to require any assignee or transferee of the Note, this Agreement or any rights under this Note or this Agreement, to agree to this subordination and standstill provision.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

BAJA BY FOUNTAIN, INC.

By:	/s/ R. M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	Chairman & CEO

Address:

BAJA MARINE CORPORATION

By:	/s/ Richard C. Stone
Name:	Richard C. Stone
Title:	President

Address:	2601 Sea Ray Drive
Knoxville, TN 37914

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